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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2001
                                                         ----------------


                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)



   Delaware                   333-43278                       13-3836437
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(State or other              (Commission                    (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)

                  245 Park Avenue
                   New York, NY                               10167
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     (Address of principal executive offices)                Zip Code

           Registrant's telephone, including area code: (212) 272-4095

                                 Not Applicable
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         (Former name and former address, if changed since last report)
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ITEM 7.    Financial Statements and Exhibits

       Information and Exhibits

            (a)      Financial Statements of businesses acquired.

                     Not applicable

            (b)      Pro Forma financial information.

                     Not applicable

            (c)      Exhibit No.     Description
                     ----------      -----------

                        25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25 filed with registration statement number 33-66026 or Exhibit 25 filed with registration statement number 333-43005).

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED
                                    SECURITIES, INC.

Date:  March 19, 2001

                                    By: /s/ Jonathan Lieberman
                                        --------------------------------
                                    Name:  Jonathan Lieberman
                                    Title: Senior Managing Director
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                                INDEX TO EXHIBITS


Exhibit No.        Description                                          Page
-----------        -----------                                          ----
25                 Form T-1 Statement of Eligibility                     6
                   under the Trust Indenture Act of 1939,
                   as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                   Exhibit 25 filed with registration statement number 33-66026 or Exhibit 25 filed with registration statement number 333-43005).